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                                LPA HOLDING CORP.

                             1998 STOCK OPTION PLAN


   (Adopted by the Board of Directors of LPA Holding Corp. as of May 18, 1998)

1.  PURPOSE OF THE PLAN.

                   The purpose of the LPA HOLDING CORP. 1998 STOCK OPTION PLAN (the "Plan") is (i) to further the growth and success of LPA Holding Corp., a Delaware corporation (the "Company") and its subsidiaries, by permitting employees of the Company and its subsidiaries to acquire shares (the "Shares") of Class A Common Stock, $.01 par value (the "Class A Common Stock"), of the Company, thereby increasing such employees' personal interest in such growth and success and (ii) to provide a means of rewarding outstanding contribution by such persons to the Company and its subsidiaries. Options granted under this Plan (the "Options") may be either "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options.

2.  DEFINITIONS.

                   As used in this Plan, the following capitalized terms shall have the meanings set forth below:

                   "Affiliate" means, with respect to any Person, any other Person that is controlled by, controlling or under common control with, such Person. Notwithstanding anything to the contrary contained herein, with respect to the Company, the term "Affiliate" shall include LPA Investment LLC and each of its members and each Person in which LPA Investment LLC or such members hold or have the right to acquire, collectively, more than 25% of the voting Equity Interests.

                   "Board" has the meaning set forth in Section 3(a).

                   "Capital Stock" means any and all shares, interests, participation or other equivalents (however designated) of corporate stock, including all Common Stock and preferred stock.

                   "Cause" shall have the meaning defined in an employment or similar agreement between the Company and the Optionee, or, if there is no employment or similar agreement between the Company and the Optionee that defines what constitutes a termination for cause for purposes of such agreement, what constitutes "Cause" shall be determined by the Committee in good faith.

                   "Change-in-Control" means the occurrence of one or more of the following:

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                   (a) a sale to any Person (or group of related Persons) other than an Affiliate or Affiliates of the Company of all or substantially all of the assets of the Company or of La Petite Academy, Inc.;

                   (b) a sale by the Company of Capital Stock (whether by merger or otherwise), if any such sale is made to a Person (or group of related Persons) other than an Affiliate or Affiliates of the Company, which Person or Persons, after giving effect to such sale, will own more than 50% of the outstanding Capital Stock of the Company or

                   (c) a sale by the stockholders of the Company of Capital Stock, if any such sale is made to a Person (or group of related Persons) other than an Affiliate or Affiliates of the Company, which Person or Persons, after giving effect to such sale, will own more than 50% of the outstanding Capital Stock of the Company.

                   "Code" has the meaning set forth in Section 1.

                   "Committee" has the meaning set forth in Section 3(a). In the event that a Committee has not been established pursuant to Section 3(a), all references to "Committee" shall mean the Board.

                   "Common Stock" means the Class A Common Stock and the Class B Common Stock, par value $.01, of the Company.

                   "Company" has the meaning set forth in Section 1.

                   "Drag-Along Grantees" has the meaning set forth in Section 12(a).

                   "Effective Date" means the date the Plan is approved by the stockholders of the Company.

                   "Equity Interest" means (a) with respect to a corporation, any and all Capital Stock or warrants, options or other rights to acquire Capital Stock (but excluding any debt security which is convertible into, or exchangeable for, Capital Stock) and (b) with respect to a partnership, limited liability company or similar Person, any and all units, interests, rights to purchase, warrants, options or other equivalents of, or other ownership interests in, any such Person.

                   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                   "Expiration Date" has the meaning set forth in Section 8.

                   "Fair Market Value" means the fair value of Shares or other property on the date of any determination as reasonably determined in good faith by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, in respect of Shares, recent sale and offer prices of the Shares in private transactions negotiated at arms' length.

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                   "Internal Rate of Return" means, with respect to a Share, the pre-tax compounded annual internal rate of return realized thereon assuming such Share was purchased by one Person on the Original Issue Date at a price equal to the Investor's Buy-In Price and such Share was held continuously by such Person from the Original Issue Date through the date of calculation of the internal rate of return and including, as a return on such Share, any cash dividends, distributions or redemptions made by the Company or any Subsidiary in respect of Share during such period.

                   "Investor's Buy-In Price" means, with respect to the Option Price, $133.83.

                   "Merger Agreement" means the Agreement and Plan of Merger dated as of March 17, 1998 among LPA Investment LLC and Vestar/LPA Investment Corp., as it may be amended, supplemented or restated from time to time.

                   "Minimum Return" means, in respect of a Share, the greater of
(i) a total return equal to 150% of the Investor's Buy-In Price and (ii) an Internal Rate of Return of 20%.

                   "Notice" has the meaning set forth in Section 13(b).

                   "Option" has the meaning set forth in Section 1.

                   "Option Agreement" has the meaning set forth in Section 4(c).

                   "Option Price" has the meaning set forth in Section 5(a).

                   "Optioned Shares" has the meaning set forth in Section 13(b).

                   "Optionees" has the meaning set forth in Section 4(a).

                   "Original Issue Date" means the Closing Date (as defined in the Merger Agreement).

                   "Person" is to be construed in the broadest sense and means and includes any natural person, company, limited liability company, partnership, joint venture, corporation, business trust, or unincorporated organization or any national, federal, state, municipal, local, territorial, foreign or other government or any department, commission, board, bureau, agency, regulatory authority or instrumentality thereof, or any court, judicial, administrative or arbitral body or public or private tribunal.

                   "Pro Rata Portion" has the meaning set forth in Section
12(a).

                   "Qualified Change-in-Control" means a Change-in-control in which the aggregate consideration (including all cash and the Fair Market Value of other property) received by the Company or its stockholders would provide a holder of Shares as of the Effective Date with at least the Minimum Return in respect of such Shares.


                  "Qualified Public Offering" means an underwritten, registered public offering of Common Stock of the Company in which the median of the range of the per Share prices

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estimated by the lead underwriter for such public offering at the time that the preliminary prospectus is filed with the SEC would provide a selling stockholder that owned Shares as of the Effective Date with at least the Minimum Return in respect of such Shares.

                   "Recapitalization" has the meaning set forth in Section
14(a).

                   "Repurchase Right" has the meaning set forth in Section
10(a).

                   "Rule 16b-3" has the meaning set forth in Section 3(a).

                   "SEC" means the Securities and Exchange Commission.

                   "Shares" has the meaning set forth in Section 1.

                   "Securities Act" means the Securities Act of 1933, as amended.

                   "Stockholders Agreement" means the Stockholders Agreement, dated as of May 11, 1998 among LPA Holdings Corp., Vestar/LPT Limited Partnership, LPA Investment LLC and the other parties thereto, as the same may be amended, supplemented or modified from time to time.

                   "Tag-Along Grantors" has the meaning set forth in Section 12(a).

                   "Tranche A Options" has the meaning set forth in Section
4(d).

                   "Tranche B Options" has the meaning set forth in Section
4(d).

                   "Tranche B Option Vesting Event" means the occurrence of the earlier of (i) the consummation of a Qualified Change-in-Control and (ii) the consummation of a Qualified Public Offering.

                   "Transfer" means, with respect to any security (including any Option), a sale, transfer, assignment, encumbrance, pledge or other disposition of such security either voluntarily or involuntarily and with or without consideration (including, without limitation, by way of foreclosure or other acquisition by any lender with respect to any shares pledged to such lender by an Optionee).

                   "Vested Option" means an option which has vested in

accordance with this Agreement, or pursuant to an Option Agreement, as the case may be.

3.  ADMINISTRATION OF THE PLAN

                   (a) Stock Option Committee. This Plan shall be administered by a three-person committee (the "Committee") comprised of three members of the Board of Directors of the Company (the "Board"), appointed from time to time by the Board. The Committee shall have the power and authority to grant Options under this Plan; provided, however, that, so long as the Company shall be required to comply with Rule 16b-3 promulgated by the SEC under the Exchange Act ("Rule 16b-3") in order to permit officers and directors of the Company to be

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exempt from the provisions of Section 16(b) of the Exchange Act with respect to transactions effected pursuant to this Plan, each member of the Committee, at the effective date of his or her appointment to the Committee and at all times thereafter while serving on the Committee, shall be a "disinterested person" within the meaning of Rule 16b-3.

                   (b) Procedures. The members of the Committee shall from time to time select a Chairman from among the members of the Committee. The Committee shall adopt such rules and regulations as it shall deem appropriate concerning the holding of meetings and the administration of this Plan. A majority of the entire Committee shall constitute a quorum and the actions of a majority of the members of the Committee present at a meeting at which a quorum is present, or actions approved in writing by all of the members of the Committee shall be the actions of the Committee.

                   (c) Administration. Except as may otherwise be expressly reserved to the Board as provided herein, and, with respect to any Option, except as may otherwise be provided in the Option Agreement evidencing such Option, the Committee shall have all powers with respect to the administration of this Plan, including the interpretation of the provisions of this Plan and any Option Agreement, and all decisions of the Committee, shall be conclusive and binding on all participants in this Plan.

4.  GRANT OF OPTIONS; SHARES SUBJECT TO THIS PLAN.

                   (a) Power to Grant Options. Subject to the provisions of this Plan, the Committee shall have the power and authority, in its sole discretion, to determine:

                       (i) the persons (from among the class of persons eligible to receive Options under this Plan) to whom Options shall be granted (the "Optionees");

                       (ii) the time or times at which Options shall be granted; and

                       (iii) the number of Shares subject to such Option.


                   (b) Eligibility. Options may be granted under this Plan at any time and from time to time on or prior to the tenth anniversary of the Effective Date to any person who is an employee of the Company or any of its Subsidiaries at the time of grant. Notwithstanding anything contained in Section 4(a) to the contrary, Options which are "incentive stock options" may not be granted to any Person in any one taxable year of the Company in excess of 25% of the Options issued or issuable under this Plan.

                   (c) Option Agreements. Each Option shall be evidenced by a written agreement (an "Option Agreement"), in substantially the form of Exhibit A hereto, with such changes thereto as are consistent with this Plan as the Committee shall deem appropriate. Each Option Agreement shall be executed by the Company and the Optionee. Notwithstanding any other provision of this Plan to the contrary, the Committee may, in its discretion, provide that, with respect to any Option, the terms of the Option Agreement evidencing such Option shall control any conflicts between provisions of this Plan and provisions of such Option Agreement.

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                   (d) Tranche A Options and Tranche B Options. Three-quarters of the Options granted on the Effective Date to each Optionee shall vest in accordance with Section 6 ("Tranche A Options") and one-quarter of the options granted to each Optionee on the Effective Date shall vest in accordance with
Section 7 ("Tranche B Options"). Options granted after the Effective Date shall vest as determined by the Committee, in its sole and absolute discretion, and as set forth in the applicable Option Agreement.

                   (e) Date of Grant. The date of grant of an Option under this Plan shall be the date as of which the Committee approves the grant.

                   (f) Number of Shares. Subject to any equitable adjustments for Recapitalizations pursuant to Section 14 and subject to the vesting provisions set forth herein, each Option shall be exercisable for one Share. Subject to any equitable adjustments for Recapitalizations pursuant to Section 14, the number of Shares subject at any one time to Options granted under this Plan, and the number of Shares theretofore issued and delivered pursuant to the exercise of Options granted under this Plan, shall be 60,074 Shares. If and to the extent that Options granted under this Plan terminate, expire or are canceled without having been fully exercised, new Options may be granted under this Plan with respect to the Shares covered by the unexercised portion of such terminated, expired or canceled Options.

                   (g) Character of Shares. The Shares issuable upon exercise of Options granted under this Plan shall be (i) authorized but unissued Shares,
(ii) Shares held in the Company's treasury or (iii) a combination of the foregoing.

                   (h) Reservation of Shares. The Company shall use commercially reasonable efforts to ensure that the number of Shares reserved for issuance under this Plan shall at all times be equal to the maximum number of Shares which may be purchased at such time pursuant to outstanding Options.


5.  OPTION PRICE

                   (a) General. The exercise price (the "Option Price") for each Share subject to an Option shall be determined by the Committee and set forth in the Option Agreement, except that (i) the exercise price for the Tranche A Options granted on the Effective Date shall be 50% of the Investor's Buy-In Price (subject to equitable adjustment for Recapitalizations affecting the Class A Common Stock) and (ii) the exercise price for the Tranche B Options granted on the Effective Date shall be 100% of the Investor's Buy-In Price (subject to equitable adjustment for Recapitalizations affecting the Class A Common Stock).

                   (b) Incentive Stock Options. No incentive stock option may be granted under the Plan to an employee who owns, directly or indirectly (within the meaning of Sections 422(b)(6) and 424(d) of the Code), Capital Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, unless (i) the Option Price of the Shares of Class A Common Stock subject to such incentive stock option is fixed at not less than 110% of the Fair Market Value on the date of grant of such Shares and (ii) such

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incentive stock option by its terms is not exercisable after the expiration of five years from the date it is granted.

                   (c) Repricing of Options. Subsequent to the date of grant of any Option, the Committee may (i) in its sole discretion, establish a new Option Price for such Option so as to decrease the Option Price of such Option or (ii) with the consent of the Optionee, establish a new Option Price for such Option so as to increase the Option Price of such Option.

6.  EXERCISABILITY AND VESTING OF TRANCHE A OPTIONS

                   (a) All Tranche A Options granted on the Effective Date shall be subject to vesting as set forth in this Section 6, and all Options granted after the Effective Date shall be subject to vesting as determined by the Committee and set forth in the applicable Option Agreement.

                   (b) One-forty-eighth of the Tranche A Options shall become Vested Options on the last day of each month following the date of grant if the Optionee is employed by the Company on such date.

                   (c) All of the Tranche A Options shall become Vested Options immediately prior to a Change-in-Control if the Optionee is employed by the Company or one of its subsidiaries at such time.

                   (d) Notwithstanding anything to the contrary contained in this Plan, each Tranche A Option shall cease vesting as of the time that an Optionee's employment with the Company and/or its subsidiaries is terminated for any reason (including a termination by resignation, death, disability or without Cause) and no Tranche A Option which is not a Vested Option as of such time shall become a Vested Option thereafter. All decisions by the Committee with respect to any calculations pursuant to this Section (absent manifest error) shall be final and binding on all Optionees.

7.  EXERCISABILITY AND VESTING OF TRANCHE B OPTIONS

                   (a) If a Tranche B Option Vesting Event shall occur, then all of the Tranche B Options shall immediately become Vested Options if the Optionee is employed by the Company or one of its subsidiaries at the time of such Tranche B Option Vesting Event.

                   (b) Notwithstanding anything to the contrary contained in this Plan, each Tranche B Option shall cease vesting as of the time that an Optionee's employment with the Company and/or its subsidiaries is terminated for any reason (including a termination by resignation, death, disability or without Cause) and no Tranche B Option which is not a Vested Option as of such time shall become a Vested Option thereafter. All decisions by the Committee with respect to any calculations pursuant to this Section (absent manifest error) shall be final and binding on all Optionees.

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8.  AUTOMATIC TERMINATION OF OPTION

                   Each Option granted under this Plan shall automatically terminate and shall become null and void and be of no further force or effect upon the first of the following to occur (the "Expiration Date"):

                   (a) the tenth anniversary on which such Option is granted;


                   (b) subject to Section 8(e), if an Optionee terminates his employment with the Company other than due to death or disability, or the Company terminates the Optionee's employment for Cause, the tenth day following the date of such termination;

                   (c) subject to Section 8(e), if an Optionee's employment with the Company is terminated by the Company for any reason other than for Cause, death or disability, the sixtieth day following the date of such termination;

                   (d) subject to Section 8(e), if an Optionee's employment with the Company is terminated due to the death or disability of the Optionee, six months after the date of such death or disability;

                   (e) with respect to Options granted after the Effective Date, the expiration of such other period of time or the occurrence of such other event as the Committee, in its discretion, may provide in the Option Agreement governing such Option; or

                   (f) in the case of Tranche B Options, the earlier of (i) a consummation of a Change-in-Control which is not a Qualified Change-in-Control and (ii) the consummation of a public offering of Common Stock which is not a Qualified Public Offering.


9.  REGISTRATION ON FORM S-8.

                   On or prior to the first anniversary of a public offering by the Company of Capital Stock, the Company will file or cause to be filed, and will use commercially reasonable efforts to cause to be effective, a registration statement on Form S-8 with respect to the sale of Shares purchased upon the exercise of Options; provided that the Company may delay such filing on one or more occasions for up to 180 days if the Company determines that the filing of a Form S-8 would require disclosure that the Company deems advisable to defer.

10.  REPURCHASE OF SHARES

                   (a) If an Optionee ceases to be employed by the Company for any reason, the Company shall have the right, but not the obligation, to repurchase each Vested Option (or portion thereof) and each Share owned by such Optionee (the "Repurchase Right") beginning on the day of termination of the Optionee's employment with the Company.

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                   (b) The Repurchase Right may be exercised by delivery of a notice of exercise to the Optionee, at the address of such Optionee set forth in the Company's records, specifying the number of Vested Options and Shares to be repurchased.

                   (c) The repurchase price for Vested Options and Shares shall be the Fair Market Value thereof.

                   (d) The Company shall have the right to assign its Repurchase Rights to any Affiliate of the Company.

11.  DRAG-ALONG RIGHT

                   (a) If, prior to the consummation of a Qualified Public Offering, (i) stockholders of the Company holding more than 50% of the outstanding shares of Common Stock (assuming all Options are exercised) (the "Drag-Along Grantees") enter into an agreement with any Person or Persons, to Transfer (pursuant to a merger or otherwise) all shares of Common Stock then held by such Drag-Along Grantees, the Drag-Along Grantees shall be entitled, at their option, to require each Optionee to sell all Shares held by such Optionee (together with all Options then outstanding and held by such Optionee), by providing such Optionee with notice at least fifteen days prior to consummation of the proposed transaction, setting forth in reasonable detail the material terms and conditions of the proposed transaction or offering, and the price per share at which such Optionee shall be required to sell all of his or her Shares (which price per share shall be equal to the same price per share that the Drag-Along Grantees shall receive pursuant to the proposed transaction) and/or Options.

                   (b) Immediately prior to the closing of the proposed transaction (notice of the date, place and time of which shall be designated by the Company and provided to such Optionee in writing at least five business days prior thereto), if requested by the Drag-Along Grantees, such Optionee shall exercise all Vested Options. To the extent that Vested Options are not exercised, such Optionee shall be entitled to receive the consideration that would have been received had the Option been exercised less the Option Price in respect of all such Vested Options. At such closing, the Optionee shall deliver certificates evidencing all Shares then held by such Optionee, duly endorsed for transfer to the proposed transferee, against the purchase price therefor and all Option Agreements to which the Optionee is a party. Such Shares and Options shall be delivered free and clear of all liens, charges, encumbrances and other security interests. None of the Drag-Along Grantees nor the Company shall have any liability or obligation to deliver the purchase price payable pursuant to this Section, except to the extent that any such Drag-Along Grantees or the Company receive the consideration thereof from the proposed purchaser. All consideration payable pursuant to this Section shall be payable in the same form as the consideration received by the Drag-Along Grantees.

                   (c) The Drag-Along Optionees shall have the right to assign its rights pursuant to this Section to the Company or any Affiliate of the Company.

                   (d) The rights granted pursuant to this Section shall terminate upon consummation of a Qualified Public Offering.

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12.  TAG-ALONG RIGHT

                   (a) If stockholders of the Company holding more than 50% of the outstanding shares of Common Stock (assuming all Options are exercised) (the "Tag-Along Grantors") enter into an agreement with any Person or Persons to Transfer Shares (pursuant to a merger or otherwise) representing more than 25% of the outstanding shares of Common Stock, then each Optionee shall have the right to include a Pro Rata Portion of Shares owned by such Optionee in the proposed transaction by providing a notice of exercise to the Company at any time on or before five business days following the last day that a Drag-Along Notice may be given. The term "Pro Rata Portion" means the total number of Shares held by such Optionee multiplied by a fraction, the numerator of which is the total number of shares of Common Stock proposed to be disposed of by the Tag-Along Grantors in the proposed transaction and the denominator of which is the total number of shares of Common Stock outstanding on a fully-diluted basis.

                   (b) At the closing of the proposed transaction (notice of the date, place and time of which shall be designated by the Company and provided to each such Optionee in writing at least five business days prior thereto), such Optionee shall deliver certificates evidencing the Pro Rata Portion of the Shares owned by such Optionee, duly endorsed for transfer to the proposed purchaser, against delivery of the purchase price therefor. Such Shares shall be delivered free and clear of all liens, charges, encumbrances and other security interests. None of the Tag-Along Grantors or the Company shall have any liability or obligation to deliver the purchase price payable pursuant to this Section, except to the extent that any such Tag-Along Grantors or the Company receive the consideration thereof from the proposed purchaser. All consideration payable pursuant to this Section shall be payable in the same form as the consideration received by the Tag-Along Grantors.

                   (c) The rights granted pursuant to this Section shall terminate upon consummation of a public offering of Shares that is registered under the Securities Act.

13.  PROCEDURE FOR EXERCISE

                   (a) Payment. At the time an Option is granted under this Plan, the Committee shall, in its discretion, specify one or more of the following forms of payment which may be used by an Optionee upon exercise of his
Option:

                       (i) cash or personal or certified check payable to the Company in an amount equal to the aggregate Option Price of the Shares with respect to which the Option is being exercised and the aforementioned form of payment shall be the only form available on or after a Qualified Public Offering;

                       (ii) stock certificates (in negotiable form) representing Shares having a Fair Market Value on the date of exercise equal to the aggregate Option Price of the Shares with respect to which the Option is being exercised;

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                      (iii) Vested Options, valued for such purposes at the Fair
         Market Value per share of Class A Common Stock on the date of exercise, net of the Option Price for each such Share; or

                      (iv) a combination of the methods set forth in clauses
         (i), (ii) and (iii) above.

                   (b) Notice. An Optionee (or other person, as provided in Section 15(c)) may exercise a Vested Option granted under this Plan in whole or in part (but for the purchase of whole Shares only), as provided in the Option Agreement evidencing his Option, by delivering a written notice (the "Notice") to the Secretary of the Company. The Notice shall include:

                      (i) a statement that the Optionee elects to exercise the Vested Option;

                      (ii) the number of Shares with respect to which the Vested Option is being exercised (the "Optioned Shares");

                      (iii) the method of payment for the Optioned Shares (which method must be available to the Optionee under the terms of his or her Option Agreement);

                      (iv) the date upon which the Optionee desires to consummate the purchase (which date must be prior to the termination of such Option);


                      (v) a copy of any election filed by the Optionee pursuant to Section 83(b) of the Code; and

                      (vi) such further provisions consistent with this Plan as the Committee may from time to time require.

The exercise date of a Vested Option shall be the date on which the Company receives the Notice from the Optionee.


                   (c) Issuance of Certificates. The Company shall issue a stock certificate in the name of the Optionee (or such other person exercising the Option in accordance with the provisions of the Plan) for the Shares purchased upon exercise of an Option as soon as practicable after receipt of the Notice and payment of the aggregate Option Price for such Shares. Neither the Optionee nor any person exercising a Vested Option in accordance with the provisions of the Plan shall have any privileges as a stockholder of the Company with respect to any Shares of stock subject to an Option granted under this Plan until the date of issuance of a stock certificate pursuant to this Section 13(c).

14.  ADJUSTMENTS

                   (a) Changes in Capital Structure. If the Class A Common Stock is changed by reason of a stock split, reverse stock split or stock combination, stock dividend or distribution, or recapitalization, or converted into or exchanged for other securities as a result of a merger, consolidation or reorganization (each such event being a "Recapitalization"), the Committee shall make such adjustments in the number and class of shares of stock available under this Plan

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as shall be necessary to preserve to an Optionee rights substantially proportionate to his rights existing immediately prior to such transaction or event (but subject to the limitations and restrictions on such rights), including, without limitation, a corresponding adjustment changing the number and class of shares allocated to, and the Option Price of, each Option or portion thereof outstanding at the time of such change and the number of shares that vest pursuant to this Plan.

                   (b) Special Rules. The following rules shall apply in connection with Section 14(a) above:

                      (i) no adjustment shall be made for cash dividends or the issuance to stockholders of rights to subscribe for additional Shares; and

                      (ii) any adjustments referred to in Section 14(a) shall be made by the Committee in its sole and absolute discretion, and shall be conclusive and binding on all persons holding any Options granted under this Plan.


15.  RESTRICTIONS ON OPTIONS AND OPTIONED SHARES.

                   (a) No Options shall be granted under this Plan, and no Shares shall be issued and delivered upon the exercise of Options granted under this Plan, unless and until the Company and/or the Optionee shall have complied with all applicable Federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction.

                   (b) The Committee in its sole and absolute discretion may, as a condition to the exercise of any Vested Option granted under this Plan, require an Optionee (i) to represent in writing that the Shares received upon exercise of a Vested Option are being acquired for investment and not with a view to distribution and (ii) to make such other representations and warranties as are reasonably deemed appropriate by the Company to satisfy the requirements of applicable law, including, without limitation, an applicable private placement exemption of the Securities Act as determined by the Committee. Stock certificates representing Shares acquired upon the exercise of Vested Options that have not been registered under the Securities Act shall, if required by the Committee, bear the following legend and such additional legends as may be required by the Option Agreement evidencing a particular Option:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL TO THE ISSUER HEREOF THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT."


                   (c) No Option granted under this Plan may be Transferred by the Optionee, except by will or by the laws of descent and distribution. A Vested Option may be exercised during the lifetime of the Optionee only by the Optionee. If an Optionee dies, his or her Vested Options shall thereafter be exercisable, during the period specified in
Section 8(d) or the applicable Option Agreement (as the case may be), by his or her executors or administrators to the full extent (but only to such extent) to which such Options were exercisable by the Optionee at the time of his or her death.

                   (d) No Share issued upon the exercise of an Option may be Transferred except (i) as otherwise provided by this Plan, (ii) by will, (iii) by the laws of descent and distribution or (iv) to the Company or any Affiliate of the Company.

16.  EFFECTIVE DATE AND TERMINATION OF THE PLAN.

                   (a) This Plan shall become effective on the Effective Date.


                   (b) No Options may be granted after the tenth anniversary of the Effective Date.

                   (c) Any Option outstanding as of the tenth anniversary of the Effective Date shall remain in effect until the earlier of the exercise thereof and the Expiration Date with respect to such Option.

17.  WITHHOLDING TAXES.

                   Whenever under this Plan, Shares are to be delivered to an Optionee, the Company shall be entitled to require as a condition of delivery that the Optionee remit or, in appropriate cases, agree to remit when due, an amount sufficient to satisfy all current or estimated future Federal, state and local withholding taxes and employment taxes relating thereto.

18.  MISCELLANEOUS

                   (a) Each Option granted under this Plan may contain such other terms and conditions not inconsistent with this Plan as may be determined by the Committee, in its sole and absolute discretion.

                   (b) Number and Gender. With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, and vice-versa, as the context requires.

                   (c) Captions. The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights.

                   (d) Amendment of Plan. This Plan may be modified or amended in any respect by the Board.

                   (e) Governing Law. All questions concerning the construction, interpretation and validity of this Plan and the instruments evidencing the Options granted hereunder shall be governed by and construed and enforced in accordance with the domestic laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and construction of this Plan, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

                   (f) Exchange Act Compliance. The Corporation will use its commercially reasonable efforts to cause the exemption from Section 16 of the Exchange Act afforded by such Rule 16b-3 to be available at the time the Company has a class of equity securities registered under Section 12 of the Exchange Act.


                   (g) No Evidence of Employment or Service Nothing contained in this Plan or in any Option Agreement shall confer upon any Optionee any right with respect to the continuation of his or her employment by or service with the Company or any of its Affiliates or interfere in any way with the right of the Company or any such Affiliate (subject to the terms of any separate agreement to the contrary) at any time to terminate such employment or service or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an Option.

                   (h) Status of Optionees. Any Optionee who receives Shares under this Plan shall be a "Management Stockholder" for purposes of the Stockholders Agreement. If any conflict exists between this Plan and the Stockholders Agreement, this Plan shall control with respect to any Options and Optioned Shares, and the Stockholder Agreement shall control with respect to any other securities.

                                    * * * * *

                                    EXHIBIT A

                                OPTION AGREEMENT

                                                                      Exhibit A

                                                         STOCK OPTION AGREEMENT
                                                 dated as of the date set forth
                                                 on the signature page hereto,
                                                 between LPA HOLDING CORP.,
                                                 a Delaware corporation
                                                 (the "Company"), and the
                                                 optionee set forth on the
                                                 signature page hereto (the
                                                 "Optionee").

                   The Company, whether acting through its Board of Directors (the "Board") or a committee thereof (the "Committee") has granted to the Optionee, effective as of the date of this Agreement, an option under the Company's 1998 Stock Option Plan (the "Plan") to purchase up to the number of shares of the Class A Common Stock, $.01 par value, of the Company (the "Class A Common Stock") set forth on the signature page hereto, on the terms and subject to the conditions set forth in this Agreement and the Plan.

                   NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained in this Agreement, the parties hereto agree as follows:

1.  The Plan.


                   The terms and provisions of the Plan are hereby incorporated into this Agreement as if set forth herein in their entirety. In the event of a conflict between any provision of this Agreement and the Plan, the provisions of this Agreement shall control. A copy of the Plan is attached hereto as Exhibit
A. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Plan.

2.  Option; Option Price.

                   On the terms and subject to the conditions of this Agreement, the Optionee is hereby granted Tranche A Options and Tranche B Options (collectively, the "Option") to purchase Shares at the Option Price set forth on the signature page hereto. The Option is not intended to qualify for federal income tax purposes as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

3.  Term.

                   The term of the Option (the "Option Term") shall commence on the date hereof and expire on the tenth anniversary of the date hereof, unless the Option shall have sooner been terminated in accordance with the terms of the Plan or this Agreement.

4.  Restriction on Transfer.

                   The Option may not be Transferred, pledged, assigned, hypothecated or otherwise disposed of in any way by the Optionee and may be exercised during the lifetime of the Optionee only by the Optionee or in accordance with the provisions of the Plan. The Option shall not be subject to execution, attachment or similar process. Any attempted Transfer of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

5.  Optionee's Employment.

                   Nothing in the Option shall confer upon the Optionee any right to continue to be employed by the Company or any Affiliate of the Company or interfere in any way with the right of the Company or any Affiliate of the Company or stockholders, as the case may be, to terminate the Optionee's employment or retention by the Company or any Affiliate of the Company or to increase or decrease the Optionee's compensation at any time.

6.  Notices.

                   All notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given and delivered if personally delivered or if sent by nationally-recognized overnight courier guaranteeing next day delivery, by telecopy, or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:


     (a)   if to the Company, to it at:

           LPA Holding Corp.
           c/o La Petite Academy, Inc.
           14 Corporate Wood
           8717 West 110th Street
           Suite 300
           Overland Park, KS 66201
           Attention: President
           Telecopier: (913) 345-9601
           Telephone: (913) 345-1250

           with a copy to:

           LPA Investment LLC
           c/o Chase Capital Partners
           380 Madison Avenue, 12th Floor
           Attention: Stephen Murrey
           Telecopier:  (212) 622-3101
           Telephone:  (212) 622-3100

           and a copy to:

           O'Sullivan Graev & Karabell, LLP
           30 Rockefeller Plaza
           41st Floor
           New York, NY  10112
           Attention:  John J. Suydam
           Telecopier: (212) 728-5950
           Telephone:  (212) 408-2400 and

     (b) if to the Optionee, to him at his address set forth in the Company's records.


or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery (or if such date is not a business day, on the next business after the date sent), (ii) in the case of nationally-recognized overnight courier, on the next business day after the date sent, (iii) in the case of telecopy transmission, when received (or if not sent on a business day, on the next business day after the date sent), and (iv) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.


7.  Waiver of Breach.

                   The waiver by either party of a breach of any provision of this Agreement must be in writing and shall not operate or be construed as a waiver of any other or subsequent breach.

8.  Optionee's Undertaking.

                   The Optionee hereby agrees to take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Agreement and the Plan.

9.  Modification of Rights.

                   Anything contained in this Agreement or the Plan to the contrary notwithstanding, no provision of this Agreement may be modified or amended without the prior written consent of the Company and the Optionee, and no interpretation, modification, amendment or termination of any provision of the Plan that would adversely affect the rights of the Optionee under or with respect to the Plan or this Agreement shall be effective as to the Optionee without the Optionee's prior written consent.

10.  Governing Law.

                   All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

11.  Counterparts.

                   This Agreement may be executed in one or more counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts together shall constitute but one agreement.

12.  Entire Agreement.

                   This Agreement and the Plan (and the other writings referred to herein) constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior written or oral negotiations, commitments, representations and agreements with respect thereto.

13.  Severability.

                   It is the desire and intent of the parties hereto that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

                                     * * * *

                   IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written below.

                                          LPA INVESTMENT CORP.


                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:


                                              ---------------------------------
                                              Optionee:

Number of Shares
of Class A Common Stock
for Tranche A Options:
                      ----------------

Number of Shares
of Class A Common Stock
for Tranche B Options:
                      ----------------

Option Price
for Tranche A
Options:  $
           ----------------

Option Price
for Tranche B
Options:   $
           ----------------


Date:
      ---------------------